U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 17, 2006


                               ARADYME CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       000-50038             33-0619254
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


                 1255 North Research Way,
                      Building Q3500
                        Orem, Utah                           84097
         ----------------------------------------          ----------
         (Address of principal executive offices)          (Zip code)


                                  801-705-5000
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

               ITEM 3.02--UNREGISTERED SALES OF EQUITY SECURITIES.

         On April 17, 2006, Eagle Rock Capital, LLC, funded the second tranche of its investment in Aradyme Corporation under the stock purchase agreement of December 12, 2005, which was revised and restated on April 17, 2006. In the second tranche of the investment, Eagle Rock provided Aradyme with $500,000 in cash and received 2,500,000 shares of common stock and warrants to purchase an additional 3,125,000 shares of common stock at an exercise price of $0.40 per share. The warrants are not exercisable until December 12, 2006, and expire on December 11, 2011.

         With this funding of the second tranche, Eagle Rock has now invested $1.5 million in Aradyme under the revised and restated stock purchase agreement with up to another $1.5 million to be provided at Eagle Rock's discretion.

         Eagle Rock is an affiliate of Merwin D. Rasmussen, a director and corporate secretary of Aradyme.

         Eagle Rock negotiated the terms of the transaction directly with Aradyme's executive officers. No general solicitation was used, no commission or other remuneration was paid in connection with such transaction, and no underwriter participated. The purchaser acknowledged, in writing, the receipt of restricted securities and consented to a legend on the certificate issued and stop-transfer instructions with the transfer agent. This transaction was effected in reliance on the exemption from registration provided in Section 4(2) of the Securities Act of 1933, as amended, for transactions not involving any public offering.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ARADYME CORPORATION
                                                   Registrant


Dated: April 21, 2006                              By: /s/ Scott A. Mayfield
                                                      -------------------------
                                                      Scott A. Mayfield,
                                                      Chief Financial Officer

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